UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DiamondRock Hospitality Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! DIAMONDROCK HOSPITALITY COMPANY 2 BETHESDA METRO CENTER SUITE 1400 BETHESDA, MARYLAND 20814 DIAMONDROCK HOSPITALITY COMPANY 2025 Annual Meeting Vote by April 28, 2025 11:59 PM ET You invested in DIAMONDROCK HOSPITALITY COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 29, 2025. Vote Virtually at the Meeting* April 29, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/DRH2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62081-P25729 Get informed before you vote View the Notice and Proxy Statement and 2024 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62082-P25729 1. Election of Directors Nominees: 1a. Timothy R. Chi For 1b. Jeffrey J. Donnelly For 1c. Michael A. Hartmeier For 1d. Stephanie D. Lepori For 1e. William W. McCarten For 1f. Kathleen A. Merrill For 1g. William J. Shaw For 1h. Bruce D. Wardinski For 1i. Tabassum S. Zalotrawala For 2. To approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the proxy statement. For 3. To ratify the appointment of KPMG LLP as the independent auditors for DiamondRock Hospitality Company for the fiscal year ending December 31, 2025. For NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting, including any postponement or adjournment of the meeting.